CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	100,000,000	100,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	750,000,000	750,000,000
Common stock, shares issued	109,604,040	109,563,799
Common stock, shares outstanding	109,604,040	109,563,799